UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

May 19, 2004
Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Information.

On May 19, 2004, the Modine Board of Directors declared a quarterly dividend. A copy of the Company's news release relating to that declaration is attached hereto as Exhibit 20.

Item 7. Exhibits.
Exhibit 20	Press release of Registrant dated May 19, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/D. B. Rayburn
D. B. Rayburn President and Chief Executive Officer

By: /s/D. R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description

20	Press Release of Registrant dated May 19, 2004.